UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2012

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3110 Main Street, Suite 400 Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 526-3005

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

The information contained in Item 8.01 with respect to the New MOU (as defined below) is incorporated by reference into this Item 1.01.

Item 1.02.     Termination of a Material Definitive Agreement.

The information contained in Item 8.01 with respect to the Prior MOU (as defined below) is incorporated by reference into this Item 1.02.

Item 8.01      Other Events.

On June 21, 2012, Forward Industries, Inc. (the “Company”) determined to exit its retail business and entered into a Memorandum of Understanding (the “New MOU”) with G-Form LLC, a manufacturer of consumer and athletic products incorporating proprietary extreme protective technology (“G-Form”).  The New MOU contemplates, among other things, (i) that G-Form will repurchase from the Company certain G-Form inventory held by the Company, (ii) that the Company will assist G-Form on a short-term basis with certain operational and sales functions previously performed by Forward for G-Form products, (iii) that G-Form may offer employment to certain of Forward’s non-US based employees, (iv) that the Company and G-Form have agreed to work together to distribute the Company’s remaining inventory of products and to transition the Company’s distribution channels relating to G-Form products to G-Form, and (v) the Company and G-Form have agreed on the settlement of advanced royalties paid under the Memorandum of Understanding dated August 30, 2011, by and between the Company and G-Form (the “Prior MOU”).  Pursuant to the New MOU, the Prior MOU was terminated and shall have no further force and effect.

The Company expects that it will complete its exit from its retail business within the next sixty days. However, at this time, the Company is unable in good faith to reasonably estimate the costs and charges to be incurred in connection with this action, including future cash expenditures.

The foregoing description is qualified in its entirety by reference to the Company’s Press Release dated June 27, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. Readers are cautioned that all forward-looking statements are based on management’s present expectations, estimates and projections, but involve risks and uncertainty. Please refer to the Company’s report on Form 10-K for the year ended September 30, 2011, as filed with the Securities and Exchange Commission, for additional information. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2012	By:	/s/ Robert Garrett Jr.
		Name:	Robert Garrett Jr.
		Title:	Principal Executive Officer

EXHIBIT INDEX

99.1	Press Release